UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2023

FOCUS FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38604	47-4780811
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

875 Third Avenue, 28th Floor
New York, NY 10022
(Address of principal executive offices)
(Zip Code)

(646) 519-2456
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	FOCS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Legal Proceedings Regarding the Mergers

As previously disclosed, on February 27, 2023, Focus Financial Partners Inc. (the “Company”), Ferdinand FFP Acquisition, LLC (“Parent”), Ferdinand FFP Merger Sub 1, Inc. (“Company Merger Sub”), Ferdinand FFP Merger Sub 2, LLC, (“LLC Merger Sub”) and Focus Financial Partners, LLC (“Focus LLC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Parent and Merger Subs are affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”). On the terms and subject to the conditions set forth in the Merger Agreement, among other things, LLC Merger Sub will merge with and into Focus LLC (the “LLC Merger”), with Focus LLC surviving the LLC Merger and immediately following the LLC Merger, Company Merger Sub will merge with and into the Company (the “Company Merger”, and collectively with the LLC Merger, the “Mergers”) with the Company surviving the Company Merger as a wholly-owned subsidiary of Parent. As a result of the Mergers, the Company will cease to be a publicly traded company. On June 12, 2023, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on July 14, 2023 to consider and vote on several proposals, including the adoption of the Merger Agreement.

A purported holder of the Company Class A common stock, par value $0.01 per share, has filed a complaint against the Company, each of the directors of Company, CD&R and Stone Point in the Supreme Court of the State of New York, Nassau County. The case is Brian Levy v. Ruediger Adolf., et al., Index No. 609664/2023. The complaint generally alleges that the defendants violated New York common law by omitting supposedly material information in the Proxy Statement filed by the Company with the SEC. The complaint seeks various remedies, including, among other things, injunctive relief to prevent the consummation of the Mergers unless certain alleged material information is disclosed.

In order to moot what the Company considers to be unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the foregoing complaint, including without limitation that any additional disclosure was or is required. As a result of the supplemental disclosures set forth herein, the named plaintiff in the Levy action has decided that the claims in the lawsuit have been mooted and will dismiss the action with prejudice on or before July 11, 2023.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The Company is providing additional information regarding the Proxy Statement to its stockholders. These disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. The Company makes the following amended and supplemental disclosures (with additional language in bold and underlined text below):

The disclosure in the section entitled “Special Factors —  Background of the Mergers” is hereby amended and supplemented by adding the text below to the fourth paragraph on page 39 of the Proxy Statement (with the bold and underline text indicating additional language):

On January 11, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. The representatives of Goldman Sachs provided an update on the Special Committee’s outreach, including that (a) Party F had indicated that it would require additional due diligence material before it could be in a position to submit an initial bid for a potential acquisition of the Company, (b) Party E would require Stone Point to roll over its equity interests in the Company in a potential acquisition and make an additional equity investment in the pro forma company resulting from a potential acquisition, and (c) Party I had provided a list of follow up due diligence questions. The Special Committee authorized representatives of the Special Committee Financial Advisors to contact Party F, Party E and Party I and request that, if those bidders were interested, they should promptly deliver an initial proposal, including their view on the Company’s valuation. Representatives of the Special Committee Financial Advisors then discussed with the Special Committee (i) the Tax Receivable Agreements, (ii) the quantum of additional value that could potentially be available for an increase in per share purchase price offered by CD&R if Stone Point and Company management forfeit all of their Holder TRA Payoff Amounts in a Potential Transaction, which equaled approximately $1.85 per share, and (iii) certain potential treatments that the Special Committee could propose with respect to the Holder TRA Payoff Amounts otherwise payable to Stone Point and Company management in a Potential Transaction, including a full or partial waiver of the TRA Payoff Amounts that would become payable in connection with a Change of Control (as defined under the Tax Receivable Agreements), the Tax Receivable Agreements remaining in place with a waiver of the occurrence of a Change of Control (as defined under the Tax Receivable Agreements) or the Tax Receivable Agreements remaining in place with the amount of future payments crystallized.

The disclosure in the section entitled “Special Factors —  Background of the Mergers” is hereby amended and supplemented by adding the text below to the fifth and eighth paragraphs on page 52 of the Proxy Statement (with the bold and underline text indicating additional language):

On February 24, 2023, Jefferies delivered an updated relationships disclosure memorandum to the Special Committee. The updated disclosure memorandum reflected that there had been no material changes in respect of the relationships previously disclosed.

Also, on February 25, 2023, Goldman Sachs delivered an updated relationships disclosure memorandum to the Special Committee. The memorandum stated, among other things, Goldman Sachs Investment Banking and Goldman Sachs’ Alternatives business unit and funds which are managed by either Goldman Sachs Investment Banking or Goldman Sachs’ Alternatives business unit had no direct equity investments in (i) the Company, CD&R, Stone Point, any of their respective majority-owned subsidiaries or, if applicable, any respective funds managed thereby, or (ii) if applicable, any majority-owned affiliates of, or funds managed by, Ruediger Adolf or Rajini Kodialam (in each case, as reflected in Goldman Sachs’ books and records, but excluding, if applicable, portfolio companies).

The disclosure in the section entitled “Special Factors —  Background of the Mergers” is hereby amended and supplemented by adding the text below to the first paragraph on page 54 of the Proxy Statement (with the bold and underline text indicating additional language):

On March 2, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson, the Special Committee Financial Advisors and V&E and members of Company management to discuss views on the parties that had expressed an interest in considering a potential acquisition of the Company, and the information sharing with, and potential participation of, certain potential bidders in this process. After Company management’s departure from the meeting, the Special Committee and its advisors discussed the current status of the go-shop process and next steps with respect to those parties that had expressed interest in considering a potential acquisition of the Company. In addition, on March 22, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors. The Special Committee Financial Advisors provided the Special Committee with an update on the go-shop process, including that only one potential bidder continued to consider a potential acquisition of the Company but that such bidder’s lack of meaningful engagement (including lack of active due diligence on the Company) suggested that an offer would likely not be forthcoming. Representatives of Goldman Sachs also discussed with the Special Committee certain of the Company’s business initiatives and recent developments with respect thereto.

The disclosure in the section entitled “Special Factors —  Opinion of Goldman Sachs and Co. —Summary of Financial Analyses” is hereby amended and supplemented by revising the first and second paragraphs on page 72 of the Proxy Statement as indicated below (with the bold and underline text indicating additional language and the strikethrough text indicated deleted language):

Goldman Sachs derived ranges of illustrative enterprise values for the Company as described above and then subtracted (i) the Company’s net debt as of December 31, 2022 of $2.424 billion, (ii) certain contingent and deferred consideration as of December 31, 2022 of $326 million, in each case, as provided by management of the Company, and (iii) certain contingent and deferred consideration of $221 million derived from the Projections, added (x) the amount of certain of the Company’s investments as of December 31, 2022 of $30 million, as provided by management of the Company, and (z) the benefit to the Company under the Tax Receivable Agreements of $22 million, ~~in each case, as provided by the management of the Company~~ derived from the Tax Receivable Projections and approved for Goldman Sachs’ use by the Special Committee, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the Company, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, using the treasury stock method, to derive a range of illustrative present values per share ranging from $40.76 to $63.12.

The disclosure in the section entitled “Special Factors —  Opinion of Jefferies LLC — Selected Public Companies Analysis” is hereby amended and supplemented by replacing the table at the end of page 80 of the Proxy Statement with the table below:

Selected Companies Multiples

CY 2023E EPS Multiples
			Mean	Median
Independent Broker Dealers(1)
	LPL Financial Holdings Inc.	12.5x
	Avantax Wealth Management	NM
			12.5x	12.5x
TAMPs
	AssetMark Financial Holdings	14.9x
	SEI Investments Company	16.0x
	Envestnet, Inc.	29.0x
			20.0x	16.0x
Multi-Affiliate Asset Managers
	Affiliated Managers Group	7.4x
	Virtus Investment Partners	8.1x
	Artisan Partners Asset Management	10.2x
	CI Financial Corp.	4.5x
	Victory Capital Holdings Inc.	7.2x
			7.5x	7.4x

(1) Includes only LPL Financial Holdings Inc., as Avantax Inc. did not have sufficient research coverage following the sale of TaxACT Holdings, Inc.

The disclosure in the section entitled “Special Factors —  Opinion of Jefferies LLC— Selected Precedent Transactions Analysis” is hereby amended and supplemented by adding the below text to the table at the end of page 81 of the Proxy Statement (with the bold and underline text indicating additional language):

Wealth Management Companies

Announced	Acquiror	Target	Multiple
March 2019	Blucora, Inc.	1st Global, Inc.	18.0x
April 2018	Hellman & Friedman LLC	Financial Engines Inc.	17.3x
April 2017	Stone Point Capital LLC/ Kohlberg Kravis Roberts & Co. LP	Focus Financial Partners, LLC	16.8x
October 2015	Blucora, Inc.	HD Vest Financial Services Inc.	13.5x
November 2015	Financial Engines Inc.	The Mutual Fund Store LLC	12.0x
November 2019	Advisor Group, Inc.	Ladenburg Thalmann Financial Services Inc.	11.2x
December 2020	LPL Financial Holdings Inc./ Macquarie Management Holdings, Inc.	Waddell & Reed Financial, Inc.	7.9x

TAMPS

Announced	Acquiror	Target	Multiple
April 2017	Huatai Securities Co., Ltd.	Assetmark Inc.	19.5x

Multi-Affiliate Asset Managers

Announced	Acquiror	Target	Multiple
October 2020	Morgan Stanley	Eaton Vance Corp.	11.1x
February 2020	Virtus Investment Partners, Inc.	Ridgeworth Investments	9.9x
February 2020	Franklin Resources, Inc.	Legg Mason, Inc.	9.9x
November 2018	Victory Capital Holdings Inc.	USAA Asset Management Company	6.6x

The disclosure in the section entitled “Special Factors —  Unaudited Prospective Financial Information of the Company — November 28 Forecasts” is hereby amended and supplemented by adding the text below to the end of Footnote 6 to the November 28 Forecasts table on page 91 of the Proxy Statement (with the bold and underline text indicating additional language):

(6) Unlevered Free Cash Flow is isolated at a cash tax rate of 27%, independent of tax benefits associated with (i) purchased tax intangible amortization, and (ii) the Company’s benefit from the step-up in tax basis created by pre-existing and future potential exchanges of shares of Class B Common Stock into Class A Common Stock, which are valued separately. For purposes of calculating Unlevered Free Cash Flow, stock-based compensation is treated as a cash expense.

The disclosure in the section entitled “Special Factors —  Interests of Executive Officers and Directors of the Company in the Mergers—Holder TRA Payoff Amounts and the TRA Notes” is hereby amended and supplemented by adding the text below to the end of page 100 of the Proxy Statement (with the bold and underline text indicating additional language):

Additionally, the other members of the Board may have certain interests in the Mergers, by virtue of their right to receive the applicable Holder TRA Payoff Amount in cash in connection with closing of the Mergers, that are different from, or in addition to, the interests of the Company’s stockholders generally.

The following are the estimates of the Holder TRA Payoff Amounts payable in connection with the closing of the Mergers, either in the form of a TRA Note or in cash, to each of the eight directors and the Existing Stockholders:

•	In the form of TRA Notes, by virtue of their respective TRA Waiver and Exchange Agreements, Mr. Adolf, Ms. Kodialam and the Existing Stockholders are estimated to receive the following payments: Mr. Adolf is estimated to receive approximately $33,548,882, Ms. Kodialam is estimated to received approximately $16,546,182, and the Existing Stockholders are estimated to receive approximately $90,265,728.

•	In cash, Mr. Feliciani, Mr. Morganroth, Mr. LeMieux, and Ms. Neuhoff are estimated to receive the following payments: Mr. Feliciani is estimated to receive approximately $255,522, Mr. Morganroth is estimated to receive approximately $183,307, Mr. LeMieux is estimated to receive approximately $79,375, and Ms. Neuhoff is estimated to receive approximately $79,375.

•	Mr. Carey and Mr. Muhtadie are not TRA Holders, and therefore are not entitled to any payment in connection with the Tax Receivable Agreements at closing of the Mergers, but may indirectly benefit from the payments made to the Existing Stockholders related to the Tax Receivable Agreements by virtue of their positions as Managing Directors of Stone Point.

The estimates above are based on the same information, variables, assumptions and estimates underlying the Tax Receivable Projections. Such variables, assumptions and estimates include the Company’s future performance and general business, regulatory, economic, market and financial conditions, the value of the Focus LLC Units to be exchanged in connection with the closing of the Mergers, the combined tax rate applicable to the Company, and the applicable discount rate. The Company’s management has made such assumptions and estimates taking into account the relevant information available to them at the time. Accordingly, although presented with numerical specificity, the amounts presented above are merely estimates and the actual payments could differ materially.

For more information on the Tax Receivable Agreements and TRA Waiver and Exchange Agreements, see the section of this proxy statement entitled “TRA Waiver and Exchange Agreements” beginning on page 155 of this proxy statement.

The disclosure in the section entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers” is hereby amended and supplemented by adding the bold and underlined text below as a new subsection immediately after the subsection entitled ‘‘Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers — Treatment of Focus LLC Units’’ on page 101 of the Proxy Statement:

Treatment of Company Equity Awards

In connection with closing of the Mergers, each of Mr. Adolf, Ms. Kodialam, Mr. Feliciani, Mr. LeMieux, Mr. Morganroth and Ms. Neuhoff are expected to receive cash payments for their unvested Common Units and Incentive Units held at the Company Merger Effective Time. Assuming the Company Merger Effective Time occurred on June 12, 2023, these individuals and entities would be entitled to receive the following estimated aggregate amounts for their unvested Common Units and Incentive Units: Mr. Adolf $16,441,483, Ms. Kodialam $12,241,887, Mr. Feliciani $295,183, Mr. LeMieux $410,092, Mr. Morganroth $520,383 and Ms. Neuhoff $410,092. Mr. Carey, Mr. Muhtadie, Stone Point and its affiliates and CD&R and its affiliates also do not own any unvested Common Units or Incentive Units. None of the Company’s eight directors, or Stone Point or CD&R or any of their affiliates own any Company Options, Company RSUs or Company Restricted Shares.

Cautionary Note Concerning Forward-Looking Statements

This report contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events. Specific forward-looking statements include, among others, statements regarding the potential benefits of the proposed transaction, the Company’s plans, objectives and expectations and consummation of the proposed transaction. These forward-looking statements are and will be, subject to many risks, uncertainties and factors which may cause future events to be materially different from these forward-looking statements or anything implied therein. These risks and uncertainties include, but are not limited to: the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction; risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the necessary approvals of the Company’s stockholders) in the anticipated timeframe or at all; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and partner firm clients and others with whom the Company and its partner firms do business; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; significant transaction costs; the risk of litigation and/or regulatory actions related to the proposed transaction; global economic conditions; adverse industry and market conditions; the ability to retain management and other personnel; and other economic, business, or competitive factors. Any forward-looking statements in this communication are based upon information available to the Company on the date of this report. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could affect the Company may be found in the Company’s filings with the SEC.

Important Information for Stockholders

In connection with the proposed transaction, the Company filed the Proxy Statement and other materials with the SEC, and the Company, affiliates of Stone Point and affiliates of CD&R jointly filed a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). In addition, the Company may also file other relevant documents with the SEC regarding the proposed transaction.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the Proxy Statement and other relevant documents filed with the SEC by the Company, at the Company’s website, www.focusfinancialpartners.com, or at the SEC’s website, www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from the Company by writing to Focus Financial Partners Inc., 875 Third Avenue, 28th Floor, New York, NY 10022, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Mergers. Information about the directors and executive officers of the Company is set forth in the Annual Report on Form 10-K/A, which was filed with the SEC on April 19, 2023 and in other documents filed by the Company with the SEC. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2023

FOCUS FINANCIAL PARTNERS INC.

By:	/s/ J. Russell McGranahan
Name:	J. Russell McGranahan
Title:	General Counsel